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               	SECURITIES AND EXCHANGE COMMISSION
                    	Washington, D.C.  20549


                            	FORM 8-K


                          	CURRENT REPORT


               	Pursuant to Section 13 or 15(d) of
              	the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 5, 1998


                       	ALLEGHENY ENERGY, INC.
          	(Exact name of registrant as specified in its charter)

Maryland		                      1-267		                       13-5531602
(State or other		               (Commission File	             (IRS Employer
 jurisdiction of			              Number)		                    Identification
 incorporation)				                                           Number)


                         	10435 Downsville Pike
                         	Hagerstown, MD  21740

(Address of principal executive offices)


Registrant's telephone number,
  including area code:			                                  (301)  790-3400


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Item 5.	Other Events.

		   On October 5, 1998, Allegheny Energy, Inc. received a letter from
DQE, Inc. purporting to terminate the Agreement and Plan of Merger between the two companies as of that date.  Incorporated herein by reference is a press release issued on October 5, 1998, by Allegheny Energy, Inc., which describes legal action taken by Allegheny Energy, Inc. to enforce its merger agreement with DQE, Inc.  Attached as Exhibit 99.1 is a copy of the press release.

Item 7	Exhibits

Ex. 99.1		Press release dated October 5, 1998




                                             	SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     	Allegheny Energy, Inc.




Dated:  October 7, 1998 	             By:	/s/ Thomas K. Henderson
                                     	Name:		 Thomas K. Henderson
                                     	Title:		Vice President


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                              	EXHIBIT INDEX


Item No. 7		Exhibits

			Ex. 99.1		Press release dated October 5, 1998